UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 13, 2006

HILTON HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	I-3427	36-2058176
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9336 Civic Center Drive, Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (310) 278-4321

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

On December 13, 2006, Hilton Hotels Corporation is holding an investor day meeting, commencing at 8:00 a.m. EST, in New York, New York.  Also on December 13, 2006, Hilton issued a press release containing certain of the information to be presented at the investor day meeting.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

A live broadcast of the investor day meeting and the presentation materials are available on Hilton’s investor relations website at www.hiltonworldwide.com (click on “Investor Relations”, then “Hilton Investor Day Webcast”).  Following the live broadcast, the presentation materials and an audio replay of the broadcast will be available on www.hiltonworldwide.com (click on “Investor Relations,” then “Presentations”).

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	Exhibit 99.1	Press release of Hilton Hotels Corporation, dated December 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2006

HILTON HOTELS CORPORATION

	By:	/s/ Madeleine A. Kleiner
Madeleine A. Kleiner
Executive Vice President and General Counsel